              APPLICANTS SIGNING IN NEW YORK MUST USE THIS FORM.

SEI SELECT                 SEI SELECT           LINCOLN LIFE & ANNUITY
VARIABLE ANNUITY        VARIABLE ANNUITY        COMPANY OF NEW YORK
                           APPLICATION          HOME OFFICE: SYRACUSE, NEW YORK


Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

-------------------------------------------------------------------------------
1A CONTRACT OWNER MAXIMUM AGE OF CONTRACT OWNER IS 89.
-------------------------------------------------------------------------------

___________________________  Social Security number/TIN |_|_|_|-|_|_|-|_|_|_|_|
Full legal name or
trust name*

___________________________  Date of birth |_|_| |_|_| |_|_|  |_|Male  |_|Female
Street address                             Month  Day   Year

___________________________  Home Telephone number |_|_|_| |_|_|_|-|_|_|_|_|
City          State     ZIP


___________________________  Date of trust*|_|_| |_|_| |_|_|Is trust revocable?*
Trustee name*                              Month  Day  Year   |_| Yes  |_| No

                             *This information is required for trusts.

-------------------------------------------------------------------------------
1B JOINT CONTRACT OWNER MAXIMUM AGE OF JOINT CONTRACT OWNER IS 89.
-------------------------------------------------------------------------------

___________________________  Social Security number |_|_|_|-|_|_|-|_|_|_|_|
Full legal name

                             Date of birth |_|_| |_|_| |_|_|  |_|Male  |_|Female
                                           Month  Day   Year
                                                        |_|Spouse |_|Non-Spouse

-------------------------------------------------------------------------------
2A ANNUITANT (IF NO ANNUITANT IS SPECIFIED, THE CONTRACT OWNER, OR JOINT OWNER
   IF YOUNGER, WILL BE THE ANNUITANT.) MAXIMUM AGE OF ANNUITANT IS 89.
-------------------------------------------------------------------------------

___________________________  Social Security number |_|_|_|-|_|_|-|_|_|_|_|
Full legal name

___________________________  Date of birth |_|_| |_|_| |_|_|  |_|Male |_|Female
Street address                             Month  Day   Year

___________________________  Home telephone number |_|_|_| |_|_|_|-|_|_|_|_|
City          State     ZIP


-------------------------------------------------------------------------------
2B CONTINGENT ANNUITANT MAXIMUM AGE OF CONTINGENT ANNUITANT IS 89.
-------------------------------------------------------------------------------

___________________________  Social Security number |_|_|_|-|_|_|-|_|_|_|_|
Full legal name

-------------------------------------------------------------------------------
3 BENEFICIARY(IES) OF CONTRACT OWNER (LIST ADDITIONAL BENEFICIARIES ON SEPARATE
  SHEET. IF LISTING CHILDREN, USE FULL LEGAL NAMES.)
-------------------------------------------------------------------------------

________________________________________  ___________________   _________ ____%
Full legal name |_|Primary |_|Contingent  |_|Relationship to    SSN/TIN
or trust name*                               Contract Owner

________________________________________  ___________________   _________ ____%
Full legal name |_|Primary |_|Contingent  |_|Relationship to    SSN/TIN
or trust name*                               Contract Owner

________________________________________  ___________________   _________ ____%
Full legal name |_|Primary |_|Contingent  |_|Relationship to    SSN/TIN
or trust name*                               Contract Owner

___________________________  Date of trust*|_|_||_|_||_|_| Is trust revocable?*
Executor/Trustee name*                     Month Day  Year   |_| Yes  |_| No

                             *This information is required for trusts.

TO SPECIFY AN ANNUITY PAYMENT OPTION FOR YOUR BENEFICIARY, PLEASE COMPLETE THE BENEFICIARY PAYMENT OPTIONS FORM (29953SEI-NY).


-------------------------------------------------------------------------------
4 TYPE OF CONTRACT
-------------------------------------------------------------------------------

NONQUALIFIED: |_| Initial Contribution  OR  |_| 1035 Exchange

TAX-QUALIFIED (MUST COMPLETE PLAN TYPE): |_| Transfer  OR  |_| Rollover

PLAN TYPE (CHECK ONE): |_| Roth IRA    |_| Traditional IRA

-------------------------------------------------------------------------------
5A ALLOCATION (THIS SECTION MUST BE COMPLETED.)
-------------------------------------------------------------------------------
   Initial minimum: $25,000

   FUTURE CONTRIBUTIONS WILL FOLLOW THE ALLOCATION
   BELOW. IF DCA OPTION IS SELECTED, THE ENTIRE AMOUNT
   OF EACH FUTURE CONTRIBUTION WILL FOLLOW THE
   ALLOCATION IN SECTION 5B.

   If no allocations are specified in Section 5a or 5b, the ENTIRE amount will be allocated to the Prime Obligation Fund pending instructions from the Contract Owner.

   PLEASE ALLOCATE MY CONTRIBUTION OF:
   $ _____________________ OR $ _____________________
     Initial contribution       Approximate amount
                                from previous carrier

   -----------------------------------------------------------
   SELECT A PORTFOLIO and the
   -----------------------------------------------------------
   ELECT ONLY ONE PORTFOLIO

   VP INSTITUTIONAL PORTFOLIOS

   [] Equity
   [] Capital Growth
   [] Growth & Income
   [] Moderate Growth & Income

   VP GLOBAL PORTFOLIOS

   [] Equity
   [] Capital Growth
   [] Growth & Income
   [] Moderate Growth & Income

   VP DOMESTIC PORTFOLIOS

   [] Equity
   [] Capital Growth
   [] Growth & Income
   [] Moderate Growth & Income
   -----------------------------------------------------------
   THE PORTFOLIO SELECTED WILL BE AUTOMATICALLY REBALANCED
   EACH CALENDAR QUARTER ACCORDING TO THE PERCENTAGES
   DETERMINED BY SEI INVESTMENT MANAGEMENT CORP.
   -----------------------------------------------------------

                          OR

   -----------------------------------------------------------
   SELECT A CUSTOMIZED ALLOCATION
   -----------------------------------------------------------
   USE WHOLE PERCENTAGES

   _______% VP Large Cap Growth Fund
   _______% VP Large Cap Value Fund
   _______% VP Small Cap Growth Fund
   _______% VP Small Cap Value Fund
   _______% VP International Equity Fund
   _______% VP Emerging Markets Equity Fund
   _______% VP Emerging Markets Debt Fund
   _______% VP Core Fixed Income Fund
   _______% VP High Yield Bond Fund
   _______% VP Prime Obligation Fund
          Fixed Account: _______% 1 year
                         _______% 3 years
                         _______% 5 years
   _______% Total (must = 100%)
   -----------------------------------------------------------


-------------------------------------------------------------------------------
5B DOLLAR COST AVERAGING (COMPLETE ONLY IF ELECTING DCA.)
-------------------------------------------------------------------------------

   $2,000 minimum required in the Holding Account
   -----------------------------------------------------------
   Total amount to DCA:       $___________

            OR

   MONTHLY amount to DCA:     $___________

   -----------------------------------------------------------
   OVER THE FOLLOWING PERIOD:  ___________
                               MONTHS (6-60)
   -----------------------------------------------------------
   FROM THE FOLLOWING HOLDING ACCOUNT (check one):

   [] DCA Fixed Account               * The DCA holding account
   []VP Prime Obligation Fund*          and the DCA fund elected
                                        cannot be the same.

   -----------------------------------------------------------
   INTO THE FUND(S) BELOW
   -----------------------------------------------------------
   USE WHOLE PERCENTAGES

   _______% VP Large Cap Growth Fund
   _______% VP Large Cap Value Fund
   _______% VP Small Cap Growth Fund
   _______% VP Small Cap Value Fund
   _______% VP International Equity Fund
   _______% VP Emerging Markets Equity Fund
   _______% VP Emerging Markets Debt Fund
   _______% VP Core Fixed Income Fund
   _______% VP High Yield Bond Fund
   _______% VP Prime Obligation Fund*
   _______% Total (must = 100%)
   -----------------------------------------------------------
   FUTURE CONTRIBUTIONS WILL NOT AUTOMATICALLY START A NEW DCA PROGRAM. INSTRUCTIONS MUST ACCOMPANY EACH DCA CONTRIBUTION.
   -----------------------------------------------------------

-------------------------------------------------------------------------------
5C CROSS-REINVESTMENT OR PORTFOLIO REBALANCING
-------------------------------------------------------------------------------

  To elect either of these options, please complete the Cross-Reinvestment form (28051SEI-NY) or the Portfolio Rebalancing form (28887SEI-NY).

-------------------------------------------------------------------------------
6 BENEFIT OPTIONS
-------------------------------------------------------------------------------

  DEATH BENEFIT OPTIONS (IF NO BENEFIT IS SPECIFIED, THE DEFAULT DEATH BENEFIT WILL BE THE RETURN OF PREMIUM DEATH BENEFIT.)

  [] I/We hereby elect the Account Value Death Benefit option.
  [] I/We hereby elect the Return of Premium Death Benefit option.
  [] I/We hereby elect the Annual Step-Up (1) Death Benefit option.*

  (1) The Annual Step-Up option may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.

-------------------------------------------------------------------------------
7 AUTOMATIC WITHDRAWALS
-------------------------------------------------------------------------------

  NOTE: WITHDRAWALS EXCEEDING 10% OF THE GREATER OF TOTAL CONTRACT VALUE OR PREMIUM PAYMENTS PER CONTRACT YEAR MAY BE SUBJECT TO CONTINGENT DEFERRED SALES CHARGES. WITHDRAWAL MINIMUM: $50 PER DISTRIBUTION/$300 ANNUALLY

  -----------------------------------         --------------------------------
  [] Please provide me with automatic         Please provide me with automatic
     withdrawals based on ________%           withdrawals of $________________
     (may be between 1-10%) of the     /OR/
     greater of total contract value
     or premium payments, payable as
     follows:
  [] Monthly          [] Quarterly             [] Monthly        [] Quarterly
  [] Semi-annually    [] Annually              [] Semi-annually  []  Annually
  Begin withdrawals                            Begin withdrawals
  in |_|_| |_|_|_|_|                           in |_|_| |_|_|_|_|
     Month   Year                                 Month   Year
  -----------------------------------         --------------------------------

  NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, FEDERAL TAXES WILL BE WITHHELD AT A RATE OF 10%. ADDITIONAL STATE TAX WITHHOLDING MAY BE REQUIRED DEPENDING ON STATE OF RESIDENCY.

  ELECT ONE: [] Do withhold taxes Amount to be         [] Do not withhold taxes
                withheld ____% (must be at least 10%)

  PAYOUT     [] Direct deposit  [] Checking (ATTACH A "VOIDED" CHECK) OR
  METHOD:    [] Savings (ATTACH A DEPOSIT SLIP)
                I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                _______________________________________________________________
                Bank name                         Bank telephone number

             [] Send check to address of record  [] Send check to the following alternate address:
                                                    ___________________________
                                                    ___________________________


-------------------------------------------------------------------------------
8  AUTOMATIC BANK DRAFT
-------------------------------------------------------------------------------

  ________________________________________  ___________________________________
  Print account holder name(s) EXACTLY as
  shown on bank records

  _____________________________________________________________________________
  Bank name                                          Bank telephone number

  $_____________________
  Monthly amount         Automatic bank draft start date: |_|_| |_|_| |_|_|
                                                          Month  Day   Year
                                                                (1-28)
  [] Checking (ATTACH A "VOIDED" CHECK)  OR  [] Savings (ATTACH A DEPOSIT SLIP)

  I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

-------------------------------------------------------------------------------
9 REPLACEMENT
-------------------------------------------------------------------------------

  Does the applicant have any existing life policies or
  annuity contracts?                                          [] Yes     [] No
  Will the proposed contract replace any existing
  annuity or life insurance?                                  [] Yes     [] No
  (Attach a state replacement form.)

  _____________________________________________________________________________
  Company name

  _____________________________________________________________________________
  Plan name                                               Year issued


-------------------------------------------------------------------------------
10 SIGNATURES
-------------------------------------------------------------------------------

   From time to time, interest credited to amounts allocated to the six- or twelve-month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting asses, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

   This annuity has a 1.2%, 1.25% or 1.4% mortality, expense and administration charge, a 6% surrender charge for each premium ranging from 6% in the first year to 0% after seven years, and an enhanced DCA program.

   All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for SEI Select Variable Annuity and SEI Investments and verify my/our understanding that all pay-ments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

   ____________________________________________________
   Signed at (city)                State                 Date |_|_| |_|_| |_|_|
                                                              Month  Day   Year

   ____________________________________________________
   SIGNATURE OF CONTRACT OWNER     JOINT CONTRACT OWNER
                                   (IF APPLICABLE)

   ____________________________________________________
   Signed at (city)                State                 Date |_|_| |_|_| |_|_|
                                                              Month  Day   Year
   ____________________________________________________
   SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF
   CONTRACT OWNER IS A TRUST OR CUSTODIAN.)


-------------------------------------------------------------------------------
                    FINANCIAL ADVISER MUST COMPLETE PAGE 5.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR
SECURITIES DEALER. Please type or print.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
11 INSURANCE IN FORCE WILL THE PROPOSED CONTRACT REPLACE ANY EXISTING ANNUITY
   OR LIFE INSURANCE CONTRACT?
-------------------------------------------------------------------------------

   ELECT ONE: [] NO [] YES  IF YES, PLEASE LIST THE INSURANCE IN FORCE ON THE
                            LIFE OF THE PROPOSED CONTRACT OWNER(S) AND
                            ANNUITANT(S):
   (Attach a state replacement form.)

  ____________________________________________________________$________________
   Company name                         Year issued           Amount


-------------------------------------------------------------------------------
12 ADDITIONAL REMARKS
-------------------------------------------------------------------------------

   ____________________________________________________________________________
   ____________________________________________________________________________
   ____________________________________________________________________________
   ____________________________________________________________________________
   ____________________________________________________________________________
   ____________________________________________________________________________


-------------------------------------------------------------------------------
13 DEALER INFORMATION LICENSING APPOINTMENT WITH LINCOLN LIFE & ANNUITY
                      COMPANY OF NEW YORK IS REQUIRED FOR THIS APPLICATION TO BE PROCESSED. IF MORE THAN ONE REPRESENTATIVE, PLEASE INDICATE NAMES AND PERCENTAGES IN SECTION 12.
-------------------------------------------------------------------------------

[]1 []2 []3 []4 []5 []6 []7 [] ADVBN OR [] INCOME4LIFESM Solution - complete
                                                               Form 30350SEI-NY
                                                               (nonqualified)
                                                               or Form
                                                               30350Q-SEI-NY
                                                               (qualified)

  _____________________________________________ |_|_|_| |_|_|_|-|_|_|_|_|
  Registered representative's name (print       Registered representative's
  as it appears on NASD licensing)              telephone number

  _____________________________________________ |_|_|_| |_|_|-|_|_|_|_|
  Client account number at dealer               Registered representative's SSN
  (if applicable)

  _____________________________________________
  Client account number at SEI


  _____________________________________________________________________________
  Dealer's name


  _____________________________________________________________________________
  Branch address                   City               State        ZIP


  [] CHECK IF BROKER CHANGE OF ADDRESS      Rep Code at Firm___________________


-------------------------------------------------------------------------------
14 REPRESENTATIVE'S SIGNATURE
-------------------------------------------------------------------------------

   The representative hereby certifies that he/she witnessed the signature(s) in Section 10 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


   ____________________________________________________________________________
   Signature


-------------------------------------------------------------------------------
                  Send completed application -- with a check made payable to Lincoln Life & Annuity Company of New York -- to your investment dealer's home office or to:


                                                      BY EXPRESS MAIL:
SEI SELECT VARIABLE ANNUITY
LINCOLN LIFE & ANNUITY COMPANY               LINCOLN LIFE & ANNUITY COMPANY
OF NEW YORK                                  OF NEW YORK
Servicing Office - P.O. Box 7878             Attention: SEI Operations
Fort Wayne, IN 46801-7878                    1300 South Clinton Street
                                             Fort Wayne, IN 46802

       If you have any questions regarding this application, please call Lincoln Life & Annuity Company of New York at 877 734-2689.